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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): July 6, 2004

                          FRANKLIN CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



               1-9727                                 13-3419202
      (Commission File Number)            (I.R.S. Employer Identification No.)


          450 PARK AVENUE, 20TH FLOOR
              NEW YORK, NEW YORK                         10022
   (Address of Principal Executive Offices)            (Zip Code)

                                 (212) 486-2323
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

           (i) On July 6, 2004, Ernst & Young LLP ("E&Y") indicated to Franklin Capital Corporation ("Franklin") that, due to economic reasons, E&Y would not stand for re-election as Franklin's independent accountants for the year ended December 31, 2004 and that the client auditor relationship between Franklin and E&Y will cease upon the filing of Franklin's Quarterly Report on a Form 10-Q for the quarterly period ended June 30, 2004.

           (ii) E&Y's report on Franklin's financial statements for the fiscal years ended December 31, 2002 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except for their reports dated March 5, 2004 and March 7, 2003 on Franklin's financial statements, which contained an explanatory paragraph indicating substantial doubt existed about Franklin's ability to continue as a going concern.

           (iii) The decision to change accountants was not presented to, recommended or approved by Franklin's audit committee or Board of Directors.

           (iv) During Franklin's fiscal years ended December 31, 2002 and 2003, and the interim periods preceding the date hereof, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report.

           (v) During that time, there were no "reportable events" as set forth in Item 304(a)(1)(v) of Regulation S-K.

           (vi) Franklin has not yet engaged independent accountants to succeed E&Y as Franklin's independent accountants.

           (vii) Franklin has provided E&Y with a copy of this report prior to its filing with the Securities and Exchange Commission (the "Commission") and requested that E&Y furnish a letter addressed to the Commission stating whether it agrees with the statements made by Franklin in this report and, if not, stating the respects in which it does not agree. A copy of such letter is filed herewith as an exhibit.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)      Exhibits

           Exhibit 16.1 - Letter from E&Y to the Commission, dated July 9, 2004.



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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2004
                                   FRANKLIN CAPITAL CORPORATION



                                   By:  /s/ Stephen L. Brown
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                                       Name:  Stephen L. Brown
                                       Title: Chairman & Chief Executive Officer





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                                 EXHIBIT INDEX

Exhibit           Description
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16.1              Letter from E&Y to the Commission, dated July 9, 2004.









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